REVOLVING CREDIT NOTE

Boston, Massachusetts	June 26, 2000

      FOR VALUE RECEIVED, the undersigned, Westerbeke Corporation., a Delaware corporation with its principal executive offices at Avon Industrial Park, Avon, Massachusetts (the " Borrower") promises to pay to the order of Brown Brothers Harriman & Co. , with offices at 40 Water Street, Boston, Massachusetts (with any subsequent holder, the "Lender") the aggregate principal sum of Five Million and 00/100 Dollars ($5,000,000.00) or the aggregate unpaid principal balance of loans and advances made by the Lender to the Borrower pursuant to the Revolving Credit established in favor of the Borrower pursuant to the Loan and Security Agreement of even date (as such may be amended hereafter, the "Loan Agreement") with the Lender, with interest at the rate and payable in the manner stated therein. Terms used herein which are defined in the Loan Agreement are used as so defined.

      This is the "Revolving Credit Note" to which reference is made in the Loan Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Note shall be payable ON DEMAND as provided in the Loan Agreement and shall be subject to acceleration as provided therein.

      The Lender's books and records concerning loans and advances pursuant to the Revolving Credit, the accrual of interest thereon, and the repayment of such loans and advances, shall be prima facie evidence of the indebtedness of the Borrower to the Lender hereunder.

      No delay or omission by the Lender in exercising or enforcing any of the Lender's powers, rights, privileges, remedies, or discretions hereunder or under the Loan Agreement shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any default hereunder shall operate as a waiver of any other default hereunder, nor as a continuing waiver.

      The Borrower, and any endorser and guarantor of this Note, respectively waive presentment, demand, notice, and protest, and also waive any delay on the part of the holder hereof. Each assents to any extension or other indulgence (including, without limitation, the release or substitution of collateral) permitted by the Lender with respect to this Note and/or any Collateral given to secure this Note or any extension or other indulgence with respect to any other liability or any Collateral given to secure any other liability of the Borrower or any other person obligated on account of this Note.

      This Note shall be binding upon the Borrower, and any endorser and guarantor hereof, and upon their respective heirs, successors, assigns, and representatives, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

      The liabilities of the Borrower, and of any endorser or guarantor of this Note, are joint and several; provided, however, the release by the Lender of any one or more such person, endorser or guarantor shall not release any other person obligated on account of this Note. Each reference in this Note to the Borrower, any endorser and any guarantor, is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated unless and until all liabilities, obligations, and indebtedness to the Lender of the person from whom contribution is sought have been satisfied in full.

      This Note is delivered at the offices of the Lender in Boston, Massachusetts, shall be governed by the laws of The Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

      The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Lender in the establishment and maintenance of its relationships with the Borrower contemplated by this Note, is relying thereon. THE BORROWER, TO THE EXTENT ENTITLED THERETO, WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER, OR OF ANY GUARANTOR OR ENDORSER OR OF ANY OTHER PERSON LIABLE TO THE LENDER ON ACCOUNT OF OR IN RESPECT TO ITS LIABILITIES UNDER THE LOAN AGREEMENT, TO A TRIAL BY JURY IN ANY CASE OR CONTROVERSY IN WHICH THE LENDER IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE LENDER, OR IN WHICH THE LENDER IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT TO, THE LOAN AGREEMENT BETWEEN THE BORROWER AND THE LENDER.
(The " Borrower") WESTERBEKE CORPORATION
/s/ Carleton F. Bryant III Carleton F. Bryant, III Executive Vice President, Treasurer and Secretary